SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 1, 2010

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mt. Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Two Bala Plaza, Suite 300

Bala Cynwyd, Pennsylvania, 19004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2010, Central European Distribution Corporation (the “Company”) received notice of the resignation of Sergey Kupriyanov from his position on the Board of Directors of the Company. Mr. Kupriyanov’s resignation was effective immediately. Mr. Kupriyanov has served as a director on the Company’s Board of Directors since March 2008. Mr. Kupriyanov did not resign as a result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Christopher Biedermann
Christopher Biedermann
Vice President and Chief Financial Officer

Date: October 1, 2010